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                                                                    Exhibit 10.1


                                AMENDMENT NO. 1
                                       to
                           RECEIVABLES SALE AGREEMENT
                           Dated as of July 13, 2001

          THIS AMENDMENT NO. 1 ("Amendment") is entered into as of July 13, 2001
                                 ---------
by and between School Specialty, Inc., as Originator ("Originator") and New
                                                       ----------
School, Inc., as Buyer ("Buyer"),.
                         -----

                             PRELIMINARY STATEMENT

          A. Originator and Buyer are parties to that certain Receivables Sale Agreement dated as of November 22, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement").
                                                           --------------
Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale Agreement.

          B. Originator and Buyer have agreed to amend Article V to the Sale Agreement, subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Amendment.   Effective as of the date hereof, subject to
                      ---------
the satisfaction of the condition precedent set forth in Section 2 below, the
                                                         ---------
Sale Agreement is hereby amended as follows:

          1.1 Section 5.1(g)(i) is hereby deleted in its entirety and replaced with the following therefor:

               (i)  the Consolidated Leverage Ratio of Originator shall exceed
          (A) 5.15:1.0 for each fiscal quarter ending on the last Saturday in July of each year or (B) 4.40:1.0 for each fiscal quarter other than the fiscal quarter ending on the last Saturday in July of each year.

          1.2 Section 5.1(g) is hereby amended to add the following clause (iv) at the end thereof:

               (iv) the Consolidated Senior Leverage Ratio (as defined in the SSI Loan Agreement) of Originator shall exceed (A) 3.75:1.0 for each fiscal quarter ending on the last Saturday in July of each year or (B) 3.00:1.0 for each fiscal quarter other than the fiscal quarter ending on the last Saturday in July of each year.

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          SECTION 2.  Conditions Precedent.  This Amendment shall become
                      --------------------
effective and be deemed effective, as of the date first above written, upon (i) receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto and (ii) the issuance of the Senior Subordinated Notes (as defined in the SSI Loan Agreement).

          SECTION 3.  Covenants, Representations and Warranties of the
                      ------------------------------------------------
Originator.
----------

          3.1 Upon the effectiveness of this Amendment, the Originator hereby reaffirms all covenants, representations and warranties made by it, to the extent the same are not amended hereby, in the Sale Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

          3.2 Each of the Originator and the Buyer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

          SECTION 4.  Reference to and Effect on the Sale Agreement.
                      ---------------------------------------------

          4.1 Upon the effectiveness of this Amendment, each reference in the Sale Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Sale Agreement as amended hereby, and each reference to the Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Sale Agreement shall mean and be a reference to the Sale Agreement as amended hereby.

          4.2 Except as specifically amended hereby, the Sale Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Originator or Buyer under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN
                      -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 6.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of
                                       2
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which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7.  Headings.  Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                   * * * * *

                                       3
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                     NEW SCHOOL, INC., as Buyer

                                     By:  /s/ Mary M. Kabacinski
                                        -----------------------------
                                        Name:  Mary M. Kabacinski
                                        Title: Treasurer

                                     SCHOOL SPECIALTY, INC., as Originator

                                     By:  /s/ Mary M. Kabacinski
                                        -----------------------------
                                        Name:  Mary M. Kabacinski
                                        Title: CFO

Consent to this 13/th/ day of July, 2001


FALCON ASSET SECURITIZATION CORPORATION


By:  /s/ Elizabeth Chung
   -------------------------------

     Name:  Elizabeth Chung
     Title: Authorized Signatory

BANK ONE, NA (MAIN OFFICE CHICAGO),  as Agent


By:  /s/ Elizabeth Chung
   -------------------------------

     Name:  Elizabeth Chung
     Title: Authorized Signatory

                   Signature Page to Amendment No. 1 to RSA